UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2014

ACTAVIS plc

(Exact name of registrant as specified in its charter)

Ireland	000-55075	98-1114402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Grand Canal Square, Docklands

Dublin 2, Ireland

(Address of Principal Executive Offices)

(862) 261-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On April 30, 2014, Actavis plc (the “Company”) announced that beginning with the first quarter of 2014, the Company is presenting its operating results in two revenue producing segments: Actavis Pharma and Anda Distribution. The Actavis Pharma segment includes all branded, branded generic, generic and over-the-counter products. The Anda Distribution segment includes revenue from the distribution of third-party products primarily to independent pharmacies, pharmacy chains, pharmacy buying groups and physicians’ offices.

Exhibit 99.1 to this Form 8-K provides recast Actavis Pharma Segment Revenue for the quarters ended March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011. The recasting of previously issued financial information does not represent a restatement of previously issued financial statements and does not affect the Company’s reported net income, earnings per share, total assets, or stockholders’ equity for any of the previously reported periods. The information contained in this Form 8-K is being furnished pursuant to Regulation FD in order to provide the financial community with historical financial data that is presented on a basis consistent with the Company’s new reporting structure. Beginning with the quarter ending March 31, 2014, the Company’s financial statements reflect the new reporting structure with prior periods adjusted accordingly.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Actavis Pharma Segment Revenue for the quarters ended March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2014

ACTAVIS plc

By:	/s/ R. Todd Joyce
Name:	R. Todd Joyce
Title:	Chief Financial Officer – Global

Exhibit Index

EXHIBIT NO.	DESCRIPTION

99.1	Actavis Pharma Segment Revenue for the quarters ended March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013 and the years ended December 31, 2013, December 31, 2012 and December 31, 2011